UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K /A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2007

ASCEND ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51840	20-3881465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

435 Devon Park Drive, Bldg. 400, Wayne, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 519-1336

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ASCEND ACQUISITION CORP. (“ASCEND”) IS HOLDING PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN ASCEND’S ACQUISITION (“ACQUISITION”) OF EPAK RESOURCES (S) PTE. LTD. (“EPAK”), AS DESCRIBED IN ITS CURRENT REPORT ON FORM 8-K, FILED WITH THE COMMISSION ON JULY 31, 2007 (“REPORT”) AND AMENDED HEREBY. THE REPORT, AS AMENDED HEREBY, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF ASCEND’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN MAY 2006, IS ASSISTING ASCEND IN THESE EFFORTS WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF ITS OUT-OF-POCKET EXPENSES, ALTHOUGH EBC WILL BE PAID (1) A CASH FINDER’S FEE EQUAL TO 1.5% OF THE TRANSACTION CONSIDERATION (INCLUDING ANY ASSUMED INDEBTEDNESS) AND (2) DEFERRED COMMISSIONS OF $952,200 EARNED BY IT AS UNDERWRITER IN THE IPO AT THE CLOSING OF THE ACQUISITION. ASCEND AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ASCEND’S STOCKHOLDERS TO BE HELD TO APPROVE THE TRANSACTION.

STOCKHOLDERS OF ASCEND AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROSPECTUS AND PRELIMINARY PROXY STATEMENT AND FINAL PROSPECTUS AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH ASCEND’S PROPOSED REDOMESTICATION AND SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ ASCEND’S FINAL PROSPECTUS, DATED MAY 11, 2006, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF ASCEND’S OFFICERS AND DIRECTORS AND OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE FINAL PROSPECTUS AND DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION AND CERTAIN RELATED MATTERS. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE FINAL PROSPECTUS AND DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: ASCEND ACQUISITION CORP., 435 DEVON PARK DRIVE, BUILDING 400, WAYNE, PENNSYLVANIA 19087. THESE DOCUMENTS, AS AND WHEN AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

EPAK’S FINANCIAL INFORMATION AND DATA CONTAINED IN THE REPORT AND THIS AMENDMENT AND THE EXHIBITS THERETO AND HERETO HAVE BEEN PREPARED BY EPAK AS A PRIVATE COMPANY FROM AUDITED AND UNAUDITED FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH THE PUBLISHED RULES AND REGULATIONS OF THE SINGAPORE FINANCIAL REPORTING STANDARD, AND HAS NOT BEEN AUDITED UNDER UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“US GAAP”) AND MAY NOT CONFORM TO SEC REGULATION S-X. ACCORDINGLY, SUCH INFORMATION AND DATA MAY BE ADJUSTED AND PRESENTED DIFFERENTLY IN ASCEND’S PROSPECTUS AND PROXY STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE ACQUISITION AND RELATED MATTERS. ALL FINANCIAL AMOUNTS PRESENTED HEREIN AND IN THE EXHIBITS HERETO ARE IN US DOLLARS UNLESS SPECIFICALLY NOTED OTHERWISE.

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Item 1.01	Entry into a Definitive Material Agreement

Item 7.01	Regulation FD Disclosure

Ascend Acquisition Corp. (“Ascend”) has entered into a definitive agreement to acquire ePAK Resources (S) Pte. Ltd as described in Ascend’s Current Report on Form 8-K, filed with the Commission on July 31, 2007 (“Report”). This Amendment to the Report files an updated investor presentation (Exhibit 99.3 to this Report) as Regulation FD Disclosure material. The attached Exhibit 99.3 replaces in its entirety the presentation filed as Exhibit 99.3 with the original Report.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits:

99.3	Investor Presentation (August 2007).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 13, 2007	ASCEND ACQUISITION CORP.

	By:	/s/ Don K. Rice
Don K. Rice
Chairman of the Board and Chief Executive Officer

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